EXHIBIT 10.1
EXECUTION VERSION

This AMENDMENT NO. 4 (this “Amendment No. 4”), dated as of March 14, 2017 and entered into by and among Perrigo Finance Unlimited Company (formerly Perrigo Finance PLC), a public unlimited company organized under the laws of Ireland (the “Revolving Borrower”), Perrigo Company PLC, a public limited company organized under the laws of Ireland (the “Company”), certain Lenders listed on the signature pages hereto (the “Consenting Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends that certain Revolving Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, Amendment No. 2, dated as of September 9, 2016, and Amendment No. 3, dated as of December 8, 2016, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Revolving Borrower, the Company, the lenders party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the Revolving Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, by signing this Amendment No. 4 the Required Lenders have consented to this Amendment No. 4 and to the amendments to the Credit Agreement described in Section 2 below.
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 4.
2.Amendments. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to amend:
(a) Section 1.01 of the Credit Agreement by adding the following defined term in proper alphabetical order:
“Tysabri Sale” means sale by the Company or one or more of its Subsidiaries of the rights to receive contingent payments on Tysabri® and related compounds under the Asset Purchase Agreement by and among Elan Pharma International, Elan Pharmaceuticals, Inc. and Biogen Idec International Holding Ltd. dated February 5, 2013.
(b) Section 1.04 of the Credit Agreement by adding the following at the end thereof:
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“Until such time as the 2016 Form 10-K is filed with the SEC, any calculation of Consolidated Total Assets or Consolidated Total Tangible Assets will be based upon the information in the Company’s Form 10-Q for the Fiscal Quarter ended October 1, 2016.”
(c)    Section 5.01(a) of the Credit Agreement by amending and restating it in its entirety as follows:
(a)    within 90 days (or such earlier date as the Company may be required to file its applicable annual report on Form 10-K by the rules and regulations of the SEC) after the end of each Fiscal Year of the Company ending after the Effective Date (or, in respect of the Fiscal Year of the Company ending on or about December 31, 2016 (the “2016 10-K”), within the earlier of 180 days after the end of such Fiscal Year and 90 days after the date of any notice of default is given under any Material Indebtedness arising from the failure to timely provide the 2016 10-K), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous Fiscal Year, if any, all reported on by Ernst and Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except as may be indicated in the notes thereto);
(d) Section 5.01(b) of the Credit Agreement by amending and restating it in its entirety as follows:
(b)    within 45 days (or such earlier date as the Company may be required to file its applicable quarterly report on Form 10-Q by the rules and regulations of the SEC) after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company, beginning with the first Fiscal Quarter ending after the Effective Date (or, in respect of the Fiscal Quarter of the Company ending on or about March 31, 2017 (the “Q1 2017 10-Q”), within 90 days after the end of such Fiscal Quarter), its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, if any, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(e) Section 6.09(c) of the Credit Agreement by replacing the word “ and” with “,”;
(f) Section 6.09(d) of the Credit Agreement by replacing “.” with “ and”;
(g) Section 6.09 of the Credit Agreement by adding a new subclause (e) thereof as follows:
“(e) prohibit the Tysabri Sale.”
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(h) Section 6.10 of the Credit Agreement by amending and restating subclause (iii) in the second paragraph thereof as follows:
“(iii) beginning with the Fiscal Quarter ended on or about March 31, 2016, the Company will not permit the Leverage Ratio to exceed 4.75 to 1.0 as of the last day of any such Fiscal Quarter of the Company, except that if the Tysabri Sale occurs on or before the last day of the Fiscal Quarter ended on or about March 31, 2017, then for the Fiscal Quarter ended on or about March 31, 2017, the Company may permit the Leverage Ratio to exceed 4.75 to 1.0 but may not permit the Leverage Ratio to exceed 6.0 to 1.0 as of the last day of such Fiscal Quarter,”.
(i) Section 6.10 of the Credit Agreement by amending and restating subclause (iv) in the second paragraph thereof as follows:
“(iv) beginning with the Fiscal Quarter ended on or about June 30, 2017, the Company will not permit the Leverage Ratio to exceed 4.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company, except that if the Tysabri Sale occurs and the Q1 2017 10-Q has not been filed with the SEC on or prior to May 16, 2017, then for the Fiscal Quarter ended on or about June 30, 2017, the Company may permit the Leverage Ratio to exceed 4.50 to 1.0 but may not permit the Leverage Ratio to exceed 6.0 to 1.0 as of the last day of such Fiscal Quarter,”.
(j)    Article VII of the Credit Agreement by amending and restating clause (e)(i) thereof as follows:
“except with respect to the 2016 10-K and the Q1 2017 10-Q for which there shall be no period of grace, any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01 and such failure shall continue unremedied for a period of five days (provided such time period shall be ten days with respect to compliance certificates required to be delivered pursuant to Section 5.01(c)) after notice thereof from the Administrative Agent to the Revolving Borrower (which notice will be given at the request of any Lender);”
(k)    Article VII of the Credit Agreement by amending clause (g) thereof by adding a proviso at the end thereof as follows:
“; provided further that this clause (g) shall not apply to any default occurring under Material Indebtedness arising solely as a result of the Company’s failure to timely provide either the 2016 10-K or the Q1 2017 10-Q unless and until such failure enables or permits, after the giving of notice and the expiration of any applicable grace periods, the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity.”
3. Representations and Warranties; Loan Document. Each of the Revolving Borrower and the Company hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default
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or Event of Default has occurred and is continuing. This Amendment No. 4 is a “Loan Document,” as defined in the Credit Agreement.
4. Conditions.    The amendments contained in Section 2 of this Amendment No. 4 shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received counterparts of this Amendment No. 4 duly executed and delivered by the Revolving Borrower, the Company, Consenting Lenders constituting the Required Lenders and the Administrative Agent.
(b)The representations and warranties of each Loan Party set forth in Section 3 above are true and correct on and as of the Amendment Effective Date.
(c)The Revolving Borrower shall have paid all fees (including the Consent Fees payable on the Amendment Effective Date) and expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent.
5.     Consent Fees. The Revolving Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, (i) on the Amendment Effective Date a consent fee equal to 0.025% of the sum of (A) the aggregate amount of outstanding Loans of such Lender and (B) the aggregate amount of unused Commitments of such Lender under the Credit Agreement and (ii) on May 16, 2017, if the Company has not filed the 2016 10-K with the SEC before such date, an additional consent fee equal to 0.025% of the sum of the aggregate amount of (A) outstanding Loans of such Lender on such date and (B) the aggregate amount of unused Commitments of such Lender under the Credit Agreement on such date (collectively, the “Consent Fees”).
6.    Continuing Effect; No Other Amendments; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend any other provisions of the Credit Agreement. Each of the Revolving Borrower and the Company hereby acknowledges and agrees that, after giving effect to this Amendment No. 4, except as expressly set forth in this Amendment No. 4, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by the Company) to which it is a party are reaffirmed, and remain in full force and effect. The execution, delivery and performance of this Amendment No. 4 shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

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7. Expenses. The Revolving Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment No. 4, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
8. Headings. Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment No. 4 or any Loan Document.
9. Counterparts. This Amendment No. 4 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 4 by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
10. GOVERNING LAW. THIS AMENDMENT NO. 4 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY,
as the Revolving Borrower

By:	/s/ Lou Cherico
Name: Lou Cherico
Title: VP, Treasurer

PERRIGO COMPANY PLC,
as the Company

By:	/s/ Lou Cherico
Name: Lou Cherico
Title: VP, Treasurer

[Perrigo JPM Revolver Amendment No. 4]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Signature Page - Revolver Amendment No.4]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Signature Page - Revolver Amendment No.4]

BARCLAYS BANK PLC, as Lender

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Assistant Vice President

[Signature Page - Revolver Amendment No.4]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

If a second signature is necessary:

[ ], as Lender

By:
Name:
Title:

[Signature Page - Revolver Amendment No.4]

HSBC BANK USA, N.A., as Lender

By:	/s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

[Signature Page - Revolver Amendment No.4]

WELLS FARGO BANK NATIONAL
ASSOCIATION, as Lender

By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

[Signature Page - Revolver Amendment No.4]

CITIBANK, N.A., as Lender

By:	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

[Signature Page - Revolver Amendment No.4]

FIFTH THIED BANK, as Lender

By:	/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

[Signature Page - Revolver Amendment No.4]

CITIZENS BANK, N.A., as Lender

By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Signature Page - Revolver Amendment No.4]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory
`

[Signature Page - Revolver Amendment No.4]

MIZUHO BANK, LTD.
as Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Signature Page - Revolver Amendment No.4]

MORGAN STANLEY BANK, N.A. as Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page - Revolver Amendment No.4]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page - Revolver Amendment No.4]

BNP PARIBAS, as Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

BNP PARIBAS, as Lender

By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page - Revolver Amendment No.4]

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

[Signature Page - Revolver Amendment No.4]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page - Revolver Amendment No.4]

ING BANK N.V., DUBLIN BRANCH, as Lender

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page - Revolver Amendment No.4]

PNC BANK, NATIONAL ASSOCIATION, as
Lender

By:	/s/ Sommar M. Bainbridge
Name: Sommar M. Bainbridge
Title: Senior Vice President

[Signature Page - Revolver Amendment No.4]

BANK HAPOALIM B.M., as Lender
Lender

By:	/s/ Yael Weinstock-Shemesh
Name: Yael Weinstock-Shemesh
Title: Senior Vice President
Head of the Israeli Business Group

If a second signature is necessary:

BANK HAPOALIM B.M., as Lender
Lender

By:	/s/ Yael Weinstock-Shemesh
Name: Tal Shpaizer
Title: Vice President
Israeli Business Group

[Signature Page - Revolver Amendment No.4]